Exhibit 13.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Linkers Industries Limited (the “Company”) on Form 20-F for the year ended June 30, 2024, as filed with the Securities and Exchange Commission on the date hereof (the “Annual Report”), I, Wai Kee KAN, Chief Executive Officer, and I, Chooi Phing Teh, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Annual Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Annual Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Dated: October 31, 2024	By:	/s/ Wai Kee KAN
	Name:	Wai Kee KAN
	Title:	Chief Executive Officer

Dated: October 31, 2024	By:	/s/ Chooi Phing Teh
	Name:	Chooi Phing Teh
	Title:	Chief Financial Officer

Signature Page to Form 20-F